Exhibit 99.1

LatAm Logistic Properties, S.A. Announces Milestone Lease Agreement in Peru

Projected Rental Revenue Exceeds $43 Million Over Lease Term, Highest Value Contract to Date

SAN JOSÉ, COSTA RICA, March 18, 2024 – LatAm Logistic Properties, S.A. (d/b/a LatAm Logistic Properties) (“LLP”), a leading developer, owner and manager of institutional quality, Class A industrial and logistics real estate in Central and South America, has signed a lease agreement in Peru with a leading, globally-renowned food and beverage company.

The agreement is considered a milestone as it represents LLP’s highest value contract to date, with projected rental revenue of over $43 million during the lease term. The ten-year lease for 239,000 square feet, representing approximately 65% of Building B300 within the Latam Callao Logistic Park, will commence in June 2025. This lease agreement underscores multinational companies’ overall confidence in the region and Peru’s position as a strategic location for their operations.

The Latam Callao Logistic Park is a four-building logistics complex strategically located within a modern complex adjacent to the Jorge Chávez Airport, enabling efficient distribution and optimal supply chain management operations. Building B300 is scheduled for completion in June 2025 and has been designed to meet the highest efficiency and sustainability standards. The building offers a 48-foot clear height and is expected to receive EDGE (Excellence in Design for Greater Efficiencies), LEED GOLD (Leadership in Energy and Environmental Design), and AIS (Airport Industrial Safety) certifications, highlighting LLP’s commitment to environmental responsibility.

“LatAm Logistic Properties is thrilled to finalize a landmark lease agreement for our strategically located, best-in-class Latam Callao Logistic Park property,” said Esteban Saldarriaga, CEO of LLP. “This deal solidifies LatAm Logistic Properties’ position as a premier provider of industrial real estate solutions in the region and highlights growing demand for modern, well-equipped logistics facilities in emerging markets like Peru.”

LLP and two (NYSE: TWOA) (“TWOA”), a special purpose acquisition company, announced on August 15, 2023 that they entered into a definitive business combination agreement (the “Business Combination Agreement”) for a proposed business combination (the “Business Combination”), pursuant to which, and subject to shareholder approvals and other customary closing conditions, each of LLP and TWOA will merge with newly-formed subsidiaries of Logistic Properties of the Americas (“Pubco”) to create a leading publicly traded developer, owner, and manager of modern logistics real estate in Central and South America. The ordinary shares of Pubco are expected to be listed on the New York Stock Exchange. The original announcement can be read here. The Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form F-4, as amended (the “Registration Statement”), filed by Pubco in connection with the Business Combination.

About LatAm Logistic Properties

LatAm Logistic Properties, S.A. is a leading developer, owner, and manager of institutional quality, class A industrial and logistics real estate in Central and South America. LLP’s customers are multinational and regional e-commerce retailers, third-party logistic operators, business-to-business distributors, and retail distribution companies. LLP’s strong customer relationships and insight is expected to enable future growth through the development and acquisition of high-quality, strategically located facilities in its target markets. As of September 30, 2023, LLP consisted of an operating and development portfolio of twenty-eight logistic facilities in Colombia, Peru and Costa Rica totaling more than 650,000 square meters (or approximately 7.0 million square feet) of gross leasable area.

Forward-Looking Statements

This press release contains certain forward-looking information, which may not be included in future public filings or investor guidance. The inclusion of forward-looking information in this press release should not be construed as a commitment by LLP to provide guidance on such information in the future. Certain statements in this press release may be considered forward-looking statements within the meaning of federal securities laws. Forward-looking statements include, without limitation, statements about future events or LLP’s, TWOA’s or Pubco’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which LLP operates and anticipated growth in demand for LLP’s products and solutions, the anticipated size of LLP’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of LLP, Pubco and TWOA are based on current expectations, estimates, forecasts, and projections about the industry in which LLP operates, as well as the beliefs and assumptions of LLP’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond LLP’s, Pubco’s or TWOA’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, LLP’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and LLP, Pubco and TWOA therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LLP and its management, as the case may be, are inherently uncertain and are inherently subject to risks variability and contingencies, many of which are beyond LLP’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the outcome of any legal proceedings that may be instituted against LLP, TWOA, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of TWOA, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) LLP’s and Pubco’s ability to manage growth; (vi) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (vii) the risk that the Business Combination disrupts current plans and operations of LLP as a result of the announcement and consummation of the Business Combination; (viii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or LLP to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (ix) costs related to the Business Combination; (x) changes in applicable laws, regulations, political and economic developments; (xi) the possibility that LLP or Pubco may be adversely affected by other economic, business and/or competitive factors; (xii) LLP’s estimates of expenses and profitability; and (xiii) other risks and uncertainties set forth in the filings by TWOA or Pubco with the SEC. There may be additional risks that neither LLP nor TWOA presently know or that LLP and TWOA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of LLP speak only as of the date they are made. None of LLP, Pubco or TWOA undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

LLP, TWOA and Pubco disclaim any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this press release and such liability is expressly disclaimed.

Industry and Market Data

This press release also contains estimates and other statistical data made by independent parties which they believe to be reliable and by LLP relating to market size and growth and other data about LLP’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which LLP operates are necessarily subject to a high degree of uncertainty and risk. LLP has not independently verified the accuracy or completeness of the independent parties’ information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such independent information.

Additional Information

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Pubco has filed with the SEC the Registration Statement, which contains the proxy statement of TWOA and a prospectus of Pubco, and was declared effective by the SEC. This press release does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. LLP’s and TWOA’s shareholders and other interested persons are advised to read the Registration Statement, including the definitive proxy statement, any amendments thereto, and any other documents filed in connection with the Business Combination, as these materials will contain important information about LLP, TWOA, Pubco and the Business Combination. The definitive proxy statement filed with the SEC by TWOA on March 13, 2024 and related materials for the Business Combination were mailed to shareholders of TWOA as of March 4, 2024. Shareholders may also obtain copies of the Registration Statement, including the proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: two, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448; Tel: (310) 954-9665.

Participants in the Solicitation

TWOA and its directors and executive officers may be deemed participants in the solicitation of proxies from TWOA’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Business Combination is contained in TWOA’s filings with the SEC and in the Registration Statement.

LLP, Pubco and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of TWOA in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the Registration Statement, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Media Relations Contact:

Zach Kouwe / Kendal Till

Dukas Linden Public Relations

+1 646-722-6533

LLP@dlpr.com